FCPT Announces First Quarter 2024 Financial and Operating Results MILL VALLEY, CA – May 1, 2024 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2024. Management Comments “FCPT had a solid start to 2024, with continued high rent collection levels and the issuance of $85 million of Term Loans to further solidify our strong financial position,” said Bill Lenehan. “We currently have no outstanding debt maturities until November 2025 and are well capitalized to take advantage of any opportunities that may arise.” Rent Collection Update As of March 31, 2024, the Company has received rent payments representing 99.7% of its portfolio contractual base rent for the quarter ending March 31, 2023. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 12.3% over the prior year to $58.6 million. Rental revenue consisted of $58.0 million in cash rents and $0.6 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $24.0 million for the first quarter, or $0.26 per diluted share. These results compare to net income attributable to common shareholders of $23.1 million for the same quarter in the prior year, or $0.27 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.41, representing a $0.02 increase compared to the same quarter in 2023. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.43, representing a $0.02 per share increase compared to the same quarter in 2023. General and Administrative (G&A) Expense • G&A expense for the first quarter was $6.2 million, which included $1.6 million of stock-based compensation. These results compare to G&A expense in the first quarter of 2023 of $6.1 million, including $1.8 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the first quarter was $4.6 million, representing 7.9% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.345 per common share for the first quarter of 2024.

Real Estate Portfolio • As of March 31, 2024, the Company’s rental portfolio consisted of 1,115 properties located in 47 states. The properties are 99.6% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 7.6 years. Acquisitions • During the first quarter, FCPT acquired 4 properties for a combined purchase price of $15.9 million at an initial weighted average cash yield of 6.9%, on rents in place as of March 31, 2023 and a weighted average remaining lease term of 9.9 years. Dispositions • During the first quarter, FCPT did not sell any properties. Liquidity and Capital Markets Capital Raising • During the first quarter, the Company sold 280,914 shares of Common Stock via the at-the-market (ATM) program at an average price of $24.56 per share for net proceeds of $6.9 million. Liquidity • At March 31, 2024, FCPT had approximately $277 million of available liquidity including $27 million of cash and cash equivalents and $250 million of undrawn revolving credit facility capacity. Credit Facility and Unsecured Notes • As announced on March 14, 2024, FCPT utilized the accordion feature of the Credit Agreement to enter into a new $85 million term loan. The Term Loan matures in March 2027 with one twelve-month extension exercisable at the Company’s option, subject to certain conditions. The Term Loan was fully drawn at close and was used to pay down the $50 million of private notes maturing in June 2024 as well as for acquisitions and other general corporate purposes. In conjunction with the Term Loan, the Company entered into $85 million of interest rate swaps to fix the reference rate at 3.94% through maturity. Including a credit margin of 0.95% determined under the Credit Agreement by FCPT’s current investment grade ratings of BBB/Baa3 (Fitch/Moody’s), the effective interest rate on the Term Loan is 4.89%. • At March 31, 2023, FCPT had $1,140 million of outstanding debt, consisting of $515 million of term loans and $625 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.6x at quarter-end.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, May 2 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 470 1428 (domestic) or 1 404 975 4839 (international), Call Access Code: 103269 Live webcast: https://events.q4inc.com/attendee/400587509 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=eec199e8&confId=63645 Replay: Available through July 31, 2024 by dialing 1 866 813 9403 (domestic) or 1 929 458 6194 (international), Replay Access Code 291808 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2024 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2024 2023 Revenues: Rental revenue 58,573$ 52,197$ Restaurant revenue 7,894 7,755 Total revenues 66,467 59,952 Operating expenses: General and administrative 6,213 6,055 Depreciation and amortization 13,467 12,176 Property expenses 3,081 3,167 Restaurant expenses 7,564 7,295 Total operating expenses 30,325 28,693 Interest expense (12,281) (9,918) Other income, net 240 300 Realized gain on sale, net - 1,562 Income tax expense (27) (48) Net income 24,074 23,155 Net income attributable to noncontroll ing interest (30) (31) Net Income Attributable to Common Shareholders 24,044$ 23,124$ Basic net income per share 0.26$ 0.27$ Diluted net income per share 0.26$ 0.27$ Regular dividends declared per share 0.3450$ 0.3400$ Weighted-average shares outstanding: Basic 91,719,475 85,833,602 Diluted 91,929,760 86,095,554 Three Months Ended March 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2024 December 31, 2023 (Unaudited) Real estate investments: Land 1,244,659$ 1,240,865$ Buildings, equipment and improvements 1,719,745 1,708,556 Total real estate investments 2,964,404 2,949,421 Less: Accumulated depreciation (747,958) (738,946) Total real estate investments, net 2,216,446 2,210,475 Intangible lease assets, net 115,812 118,027 Total real estate investments and intangible lease assets, net 2,332,258 2,328,502 Cash and cash equivalents 26,079 16,322 Straight-line rent adjustment 65,926 64,752 Derivative assets 24,414 20,952 Deferred tax assets 1,320 1,248 Other assets 12,613 19,858 Total Assets 2,462,610$ 2,451,634$ Liabilities: Term loan and revolving credit facility ($515,000 and $446,000 of principal, respectively) 509,780$ 441,745$ Senior unsecured notes 621,150 670,944 Dividends payable 31,656 31,539 Rent received in advance 12,300 14,309 Derivative liabilities 607 2,968 Other liabilities 22,887 30,266 Total liabilities 1,198,380 1,191,771 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 91,989,203 and 91,617,477 shares issued and outstanding, respectively 9 9 Additional paid-in capital 1,268,361 1,261,940 Accumulated other comprehensive income 27,538 21,977 Noncontrolling interest 2,210 2,213 Accumulated deficit (33,888) (26,276) Total equity 1,264,230 1,259,863 Total Liabilities and Equity 2,462,610$ 2,451,634$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2024 2023 Funds from operations (FFO): Net income 24,074$ 23,155$ Depreciation and amortization 13,430 12,145 Realized gain on sales of real estate - (1,562) FFO (as defined by NAREIT) 37,504$ 33,738$ Straight-line rental revenue (1,174) (1,433) Deferred income tax benefit (1) (72) (68) Stock-based compensation 1,640 1,767 Non-cash amortization of deferred financing costs 638 644 Non-real estate investment depreciation 37 31 Other non-cash revenue adjustments 555 551 Adjusted Funds from Operations (AFFO) 39,128$ 35,230$ Fully diluted shares outstanding (2) 92,044,319 86,210,113 FFO per diluted share 0.41$ 0.39$ AFFO per diluted share 0.43$ 0.41$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest (1) Amount represents non-cash deferred income tax benefit recognized at the Kerrow Restaurant Business Three Months Ended March 31,